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                                 INDIVIDUAL GUARANTY


                                     Dated 1/5/98


Master Lease Agreement Date: 1/98
                             ----

Lessee Name: MANNATECH, INCORPORATED
             ----------------------------------------------------
             ----------------------------------------------------

Equipment Cost $  1,500,000.00
                 -------------


     1. For valuable consideration, the receipt of which is hereby acknowledged, the undersigned jointly and severally conditionally guarantee to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee"), of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under equipment leases and promissory notes executed in connection with anticipated equipment leases (including but not limited to all present and future leases and promissory notes under the Master Lease identified above, with a total original equipment cost to the Lessor of no more than the amount of the Equipment Cost set forth above), and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is the undersigned's express intention that this guaranty in addition to covering all present Obligations of Lessee to Lessor, shall extend to all future Obligations of Lessee to Lessor, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the Master Lease identified above, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by the undersigned, Lessee, and Lessor as of the date hereof.

     2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

     3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining

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from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

     4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

     5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor, and thereafter until Lessor shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Lessee may borrow, lease, repay and subsequently borrow money from or lease property from, or become obligated to, Lessor from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Lessor to make further leases or loans to Lessee; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Lessor arising under this Guaranty with respect to the following: (a) any Obligation incurred by Lessee in connection with the Master Lease identified above with a total equipment cost of no more than the amount of the Total Equipment Cost set forth above, whether such obligation is in the form of a lease or a promissory note; or (b) any Obligation incurred by Lessee prior to receipt by Lessor of written notice of termination or any Obligation incurred after receipt of such written notice pursuant to a written agreement entered into by Lessor prior to receipt of such notice. The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

     6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

     7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.


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     8.   The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the. enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

     9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereaf ter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligation to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and that they are not relying on Lessor to provide such information either now or in the future.

     10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition of the undersigned in form and providing such information as required by Lessor (including without limitation income tax returns) within 120 days of the end of each calendar year; and (b) such other financial information as Lessor may from time to time request.

     11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

     12. This Guaranty remains fully enforceable irrespective of any claim, defense or counterclaim which the Lessee may or could assert on any of the Obligations including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, fraud, bankruptcy, accord and satisfaction, and usury, same of which the undersigned hereby waive along with any standing by the undersigned to assert any said claim, defense or counterclaim.

     13. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio. With respect to any action brought by Lessor against Guarantor to enforce any term of this guaranty, Guarantor hereby irrevocably consents to the jurisdiction and venue of any state or federal court in Franklin County, Ohio, where Lessor has its principal place of business and where payments are to be made by Lessee and Guarantor.


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ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS
TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

Guarantor:


SAMUEL L. CASTER
--------------------------------------
SAMUEL L. CASTER

Witness: Patrick Cobb, Secretary
         -----------------------------


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                               GUARANTY ACKNOWLEDGMENT
                                      INDIVIDUAL

State of TEXAS           :
         ---------------

                         : ss

County of  DALLAS        :
          --------------

     Before me, a Notary public in and for said County and State, personally appeared SAMUEL L. CASTER who acknowledged that he/she did sign the foregoing guaranty and that the same is his/her free and voluntary act and deed.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my seal
this  5TH  day of   JANUARY   , 1998.



                VINCENZA C. CALVEY
     [SEAL]    MY COMMISSION EXPIRES            Vincenza C. Calvey
                SEPTEMBER 11, 2001              ------------------
                                                  Notary Public

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                                ADDENDUM I TO GUARANTY

          Dated   12/22/97
                 -------------------


Individual Guaranty dated as of DECEMBER 22    , 1997
                                ---------------    --

Lessee:   Mannatech, Inc.

Master Lease dated DECEMBER, 1997
                   ---------------

Guarantor: Samuel L. Caster


     Reference is made to the Individual Guaranty identified above ("Guaranty") made by the Guarantor identified above ("Guarantor") in favor of Banc One Leasing Corporation ("Lessor"). This Addendum I modifies the terms and conditions of the Guaranty. Unless otherwise defined herein, capitalized terms defined in the Guaranty shall have the same meaning when used herein.

     As part of the valuable consideration to induce Lessor to enter into the Master Lease, Guarantor and Lessor hereby agree as follows:

     1.   The following is added to Section 10 of the Guaranty:

     "Guarantor shall maintain a minimum of $1,000,000 of unencumbered liquidity at all times. Each calendar quarter Guarantor shall provide Lessor with a statement as to the calculation of Guarantor's unencumbered liquidity and identifying the sources of liquidity."

     Except as expressly amended by the terms and conditions contained herein, the Guaranty remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum I as of the date referenced above.


Samuel L. Caster
-------------------------               Banc One Leasing Corporation
Samuel L. Caster                        (Lessor)
(Guarantor)

                                        By: Anthony Park
                                            --------------------------
Witness:  Cindy Bodine
          -----------------
                                        Title  Funding Authority
                                              ------------------------